UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

DATE OF REPORT (Date of earliest event reported): October 7, 2016

CATERPILLAR FINANCIAL SERVICES CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware (STATE OR OTHER JURISDICTION OF INCORPORATION)	001-11241 (COMMISSION FILE NUMBER)	37-1105865 (IRS EMPLOYER IDENTIFICATION NUMBER)

2120 West End Avenue, Nashville, Tennessee 37203-0001 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)
Registrant’s telephone number, including area code: (615) 341-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 8.01 Other Events.
In connection with the Cat Financial PowerInvestment Notes program, Caterpillar Financial Services Corporation executed a Distribution Agreement, dated October 7, 2016, with William Blair & Company, L.L.C., providing for the sale from time to time of up to $8,000,000,000 aggregate principal amount of its Variable Denomination Floating Rate Demand Notes through such firm as agent. The Distribution Agreement is filed as an exhibit hereto and is incorporated by reference into the Registration Statement on Form S-3 (File No. 333-214026).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following Exhibit is filed as part of this Current Report:

99.1	Distribution Agreement dated October 7, 2016.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Caterpillar Financial Services Corporation

Date: October 7, 2016	By:	/s/ Leslie S. Zmugg

Name: Leslie S. Zmugg Title: Secretary

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Distribution Agreement dated October 7, 2016.